EARNINGS PER SHARE (Details) - USD ($) $ / shares in Units, $ in Thousands	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Earnings Per Share [Abstract]
Net income for the period	$ 64,362	$ 36,447
Weighted average number of ordinary shares (in shares)	54,092,376	54,087,768
Share options (in shares)	0	7,850
Weighted average number of ordinary shares (in shares)	54,092,376	54,095,618
Basic (in dollars per share)	$ 1.19	$ 0.67
Diluted (in dollars per share)	$ 1.19	$ 0.67